Exhibit 99.1

For Immediate Release	Contact: Brian Balbirnie
August 6, 2009	(919) 481-4000

ISSUER DIRECT ANNOUNCES SECOND QUARTER RESULTS

CARY, NC, August 6, 2009 (GLOBE NEWSWIRE) - Issuer Direct Corporation (OTCBB: ISDR), a market innovator of issuer focuses services to public companies today announced financial results for its second fiscal quarter ended June 30, 2009.

Net income for the quarter ended June 30, 2009 was $268,852, or $0.02 per share on revenues of $765,808, as compared to a net loss of $332,826, or $(0.02) per share on revenues of $450,799 for the comparable period in 2008.

Revenue for the six month period ended June 30, 2009 totaled $1,238,341, a 42% increase over the comparable period in 2008. Net income totaled $360,194, or $0.02 per share, in the six months ended June 30, 2009, as compared to a net loss of $721,365, or $(0.04) per share, in the comparable period in 2008.

“We had a very strong second quarter in terms of both financial results and client segment advancement,” said Brian R. Balbirnie, Chairman and Chief Executive Officer of issuer Direct Corporations. “Our second quarter results were exactly what we anticipated due to the success of our print and proxy service offerings as well as the introduction of our transfer agent service.” The Company operates its transfer agent business under the brand Direct Transfer.

About Issuer Direct Corporation:

Issuer Direct Corporation ("IDC") is a market leader and innovator in public company products and services. As an issuer services focused company, Issuer Direct alleviates the complexity of maintaining compliance through integrated products and services that help companies produce and distribute their financial and business communications both online and in print. As a shareholder compliance company; Issuer Direct is dedicated to assisting corporate issuers in an ever-changing regulatory environment and to comply with the myriad of rules imposed by regulatory bodies.

Forward Looking Statements

This press release contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (which Sections were adopted as part of the Private Securities Litigation Reform Act of 1995). Statements preceded by, followed by or that otherwise include the words "believe," "anticipate," "estimate," "expect," "intend," "plan," "project," "prospects," "outlook," and similar words or expressions, or future or conditional verbs such as "will," "should," "would," "may," and "could" are generally forward-looking in nature and not historical facts. These forward looking statements involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any anticipated results, performance or achievements. We disclaim any intention to, and undertake no obligation to, revise any forward-looking statements, whether as a result of new information, a future event, or otherwise. For additional risks and uncertainties that could impact our forward-looking statements, please see the Company's Annual Report on Form 10-K for the year ended December 31, 2008, including but not limited to the discussion under "Risk Factors" therein, filed with the SEC, which you may view at www.sec.gov.

Unaudited Selected Financial Data

	Three months ended		Six months ended
	June 30		June 30
Revenue Streams	2009	2008	2009	2008
Compliance and reporting services	$198,160	$185,610	$394,020	$367,074
Printing and financial communication	189,520	169,898	294,607	239,661
Fulfillment and distribution	144,935	80,391	285,039	114,614
Software licensing	63,487	14,900	80,919	22,800
Transfer agent services	169,706	––	183,756	––
Total	$765,808	$450,799	$1,238,341	$744,149

Issuer Direct Corporation

Unaudited Consolidated Statements of Operations

	For the Three Months Ended		For the Six Months Ended
	June 30	June 30	June 30	June 30
	2009	2008	2009	2008
Revenues
Compliance and reporting services	$198,160	$185,610	$394,020	$367,074
Printing and financial communication	189,520	169,898	294,607	239,661
Fulfillment and distribution	144,935	80,391	285,039	114,614
Software licensing	63,487	14,900	80,919	22,800
Transfer agent services	169,706	––	183,756	––
Total	765,808	450,799	1,238,341	744,149

Cost of services	271,041	284,195	485,041	421,917
Gross profit	494,767	166,604	753,300	322,232
Operating costs and expenses
General and administrative	138,527	403,881	240,125	864,756
Sales and marketing expenses	77,391	112,768	132,381	163,543
Depreciation and amortization	9,932	4,831	19,264	9,674
Total operating costs and expenses	225,850	521,480	391,770	1,037,973
Net operating income (loss)	268,917	(354,876)	361,530	(715,741)
Other income (expense):
Interest income (expense), net	(65)	22,051	(1,336)	(5,624)
Total other income (expense)	(65)	22,051	(1,336)	(5,624)
Net income (loss)	$268,852	$(332,826)	$360,194	$(721,365)
Income (loss) per share - basic	$0.02	$(0.02)	$0.02	$(0.04)
Income (loss) per share - fully diluted	$0.02	$(0.02)	$0.02	$(0.04)
Weighted average number of common shares outstanding - basic	6,748,783	17,243,658	16,187,857	17,028,250
Weighted average number of common shares outstanding - fully diluted	16,751,905	17,243,658	16,191,362	17,028,250

Issuer Direct Corporation

Unaudited Consolidated Balance Sheets

	June 30,	December 31,
	2009	2008

ASSETS
Current assets:
Cash and cash equivalents	$185,380	$50,367
Accounts receivable, ( net of allowance for doubtful accounts of $45,586 and $43,764, respectively)	261,281	165,681
Security deposits	6,242	6,242
Other current assets	26,766	2,855
Total current assets	479,669	225,145
Furniture, equipment and improvements, (net of accumulated depreciation of $12,699 and $43,201, respectively)	22,051	15,987
Other long term assets	––	2,000
Intangible assets, (net of accumulated amortization and impairment of $184,167 and $170,500, respectively)	134,029	147,695
Total assets	$635,749	$390,827

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
Current liabilities:
Accounts payable	$80,255	$143,560
Accrued expenses	97,663	128,050
Note payable – related party	73,525	73,525
Notes payable – other	25,000	64,828
Total liabilities	276,443	409,963

Stockholders' equity (deficit):
Preferred stock, $1.00 par value, 10,000,000 shares authorized	5	7
Series A, 60 shares designated, 5 and 7 shares issued and outstanding as June 30, 2009 and December 31, 2009
Series B, 476,200 shares designated; no shares issued and outstanding
Common stock $.01 par value, 100,000,000 shares authorized,
16,754,717 and 18,834,717shares issued and outstanding as of June 30, 2009 and December 31, 2008, respectively.	16,754	18,834
Additional paid-in capital	1,461,338	1,441,006
Treasury stock, at cost, 4,495 shares	(4,236)	(4,236)
Accumulated deficit	(1,114,555)	(1,474,747)
Total stockholders' equity (deficit)	359,306	(19,136)
Total liabilities and stockholders’ equity (deficit)	$635,749	$390,827

Issuer Direct Corporation

Unaudited Consolidated Statement of Cash Flows

	Six months ended
	June 30,
	2009	2008
Cash flows from operating activities:
Net income (loss)	$360,194	$(721,365)
Adjustments to reconcile net loss to net cash
provided by (used in) operating activities:
Depreciation and amortization	19,264	9,674
Bad debt expense	26,963	––
Stock-based expenses	––	630,899
Changes in operating assets and liabilities:
Decrease (increase) in accounts receivable	(122,564)	(98,424)
Decrease (increase) in deposits and prepaids	(21,911)	(1,076)
Increase (decrease) in accounts payable	(63,305)	120,626
Increase (decrease) in accrued expenses	(5,389)	18,045

Net cash provided by (used in) operating activities	193,252	(41,621)

Cash flows from investing activities:
Purchase of property and equipment	(11,661)	––
Net cash used in investing activities	(11,661)	––

Cash flows from financing activities:
Repurchase of common stock	(6,750)	––
Proceeds from sale of common stock	––	50,000
Repayments of notes payable	(39,828)	(10,355)
Net cash provided by (used in) financing activities	(46,578)	39,645

Net change in cash	135,013	(1,976)
Cash – beginning	50,367	39,318
Cash – ending	$185,380	$37,342

Supplemental disclosure for non-cash investing and financing activities:
Cash paid for interest	$1,192	$1,515
Cash paid for income taxes	$––	$––
Non-cash activities:
Accrued expenses settled by issuance of shares	$25,000	$71,000
Common shares issued for preferred shares	$2	––